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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                        Date of Report September 7, 2004
                Date of earliest event reported September 7, 2004


                          The Neiman Marcus Group, Inc.
             (Exact name of registrant as specified in its charter)


                           Commission file no. 1-9659


              Delaware                                             95-4119509
(State or other jurisdiction of                                 (I.R.S. Employer
incorporation or organization)                               Identification No.)

            One Marcus Square
            1618 Main Street
             Dallas, Texas
                                                                        75201
(Address of principal executive offices)                            (Zip code)



       Registrant's telephone number, including area code: (214) 741-6911

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                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 9.01.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


        (c)    Exhibits.

         99.1 Press release dated September 7, 2004 announcing financial results for the fiscal fourth quarter and fiscal year ended July 31, 2004.


ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The following information is being furnished, not filed, pursuant to Item
2.02. Accordingly, this information will not be incorporated by reference into any registration statement filed by The Neiman Marcus Group, Inc. under the Securities Act of 1933, as amended, unless specifically identified as being incorporated therein by reference.

On September 7, 2004, The Neiman Marcus Group, Inc. issued a press release announcing its results of operations and financial condition for the fiscal fourth quarter and fiscal year ended July 31, 2004. A copy of this press release is attached as Exhibit 99.1.

The press release contains information relating to earnings per diluted share before a change in accounting principle and after excluding impairment charges and the impact of favorable settlements associated with previous state tax filings. Management has included this information because it believes it more accurately reflects results from core operating activities and is a better base from which to measure the company's future performance.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   SIGNATURES



                                   THE NEIMAN MARCUS GROUP, INC.



Date:  September 7, 2004           By:  /s/ T. Dale Stapleton
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                                            T. Dale Stapleton
                                            Vice President and Controller
                                            (principal accounting officer
                                            of the registrant)